REPUBLIC FUNDS TRUST
                      REPUBLIC ADVISOR FUNDS TRUST Class A
               Shares, Class B Shares, Class C Shares, and Class Y
                                     Shares

                         SUPPLEMENT DATED April 19, 1999
                       to Prospectuses dated March 1, 1999


The following telephone number, 1-888-525-5757, is designed for use by clients of Republic Financial Services. All other clients (including Fund direct clients) should call 1-800-782-8183.

The Republic Funds mailing address, currently stated as "3435 Stelzer Road, Columbus, Ohio, 43219-3035," should be deleted and replaced with the following:

               "PO Box 182845
               Columbus, OH 43218-2845"

The information provided in the "Purchasing and Adding to Your Shares" section, under the "By Wire Transfer" sub-heading, is deleted in its entirety, and replaced with the following:

          "For information on how to request a wire transfer, call 1-800-782-8183."

In addition, on the back cover of the prospectus, the second paragraph under "Statements of Additional Information" should read as follows:

          "You can get free copies of reports and the SAIs, prospectuses of other members of the Republic Family of Funds, or request other information and discuss your questions about the funds, by contacting a broker or Republic Financial Services at 1-888-525-5757. Or contact the Funds at:

               Republic Funds
               PO Box 182845
               Columbus, OH 43218-2845
               Telephone: 1-800-782-8183"